SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of Commission Only [as permitted by Rule 14a-6(e) (2)]

☒	Definitive Information Statement

TRANSAMERICA FUNDS

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	$125 per Exchange Act Rules 0-11(c) (1) (ii), 14 c-(1) (ii), 14c-5(g).

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

Date Filed:

TRANSAMERICA FUNDS

Transamerica Emerging Markets Debt

1801 California Street, Suite 5200

Denver, CO 80202

December 13, 2017

Thank you for being a valued Transamerica shareholder.

We are reaching out to provide you with additional information regarding the approval by the Board of Trustees (the “Board”) of Transamerica Funds of a new sub-advisory agreement with respect to Transamerica Emerging Markets Debt (the “Fund”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-advisory agreement for your Fund. We encourage you to store this document with your Transamerica investment information.

Logan Circle Partners, LP (“Logan Circle”) remains the sub-adviser to the Fund. Logan Circle previously sub-advised the Fund in accordance with an investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between Logan Circle and Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment manager. On September 15, 2017, Logan Circle was acquired by MetLife Investment Management Holdings, LLC, a wholly-owned subsidiary of Metlife, Inc. This transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, of the Prior Sub-Advisory Agreement with Logan Circle and resulted in the automatic termination of the agreement. In anticipation of the transaction, the Board approved the continued retention of Logan Circle as the Fund’s sub-adviser and approved a new sub-advisory agreement with Logan Circle to take effect upon the closing of the transaction. The enclosed Information Statement contains information regarding the new sub-advisory agreement.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman, President and
Chief Executive Officer

Summary

Information Statement

TRANSAMERICA FUNDS

Transamerica Emerging Markets Debt

December 13, 2017

This information statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds (“Transamerica Funds” or the “Trust”) to the shareholders of Transamerica Emerging Markets Debt (the “Fund”). Transamerica Funds, a registered open-end investment company, is organized as a Delaware statutory trust. The Fund is a series of Transamerica Funds. The Information Statement provides information regarding the approval by the Board of a new sub-advisory agreement on behalf of the Fund. The Fund is sub-advised by Logan Circle Partners, LP (“Logan Circle”) pursuant to an agreement between Transamerica Asset Management, Inc. (“TAM”) and Logan Circle, a copy of which is attached hereto as Exhibit A (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement became necessary due to the closing of a transaction that resulted in an assignment and automatic termination of the prior sub-advisory agreement.

On September 15, 2017, Logan Circle’s parent company, Fortress Asset Management LLC (“Fortress”), sold all of its ownership interests in Logan Circle to MetLife Investment Management Holdings, LLC (“MetLife”), a wholly-owned subsidiary of Metlife, Inc. This transaction constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), of the sub-advisory agreement between TAM and Logan Circle, resulting in its automatic termination. The Board approved the New Sub-Advisory Agreement in anticipation of the transaction, and the agreement took effect upon the closing of the transaction.

This Information Statement is provided in lieu of a proxy statement to shareholders of record of the Fund as of October 31, 2017 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (“Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, the Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Information Statement is being mailed on or about December 13, 2017. MetLife will bear all costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to shareholders.

The annual report of the Fund is sent to shareholders of record following the Fund’s fiscal year end. The Fund’s fiscal year end is October 31. The Fund will furnish, without charge, a copy of its annual and semi-annual reports to a shareholder upon request. Such requests should be directed to the Fund by calling toll free 1-888-233-4339 or writing to Transamerica Funds, 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the annual and semi-annual reports of the Fund also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Information Statement, as applicable, may be delivered to two or more investors who share an address, unless the Fund has received instructions to the contrary. Please contact the Fund at the phone number and address set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Fund’s website at https://www.transamerica.com/system/Images/logan-circle-info-statement_tcm90-98488.pdf until at least April 30, 2018. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica Emerging Markets Debt

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.	This Information Statement is being furnished by the Board to inform shareholders of the Fund of the acquisition of Logan Circle by MetLife on September 15, 2017. This transaction constituted an “assignment,” within the meaning of the 1940 Act, of the sub-advisory agreement between TAM and Logan Circle, resulting in its automatic termination. Logan Circle continues to act as sub-adviser for the Fund under the New Sub-Advisory Agreement.

The Fund has obtained exemptive relief from the SEC that permits the Board to approve new sub-advisory agreements without shareholder approval under certain circumstances. This Information Statement provides information regarding the New Sub-Advisory Agreement.

Q.	Am I being asked to vote on anything?

A.	No. This Information Statement is being provided to the Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the New Sub-Advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.	TAM acts as a “manager of managers” for the Fund. TAM recommended to the Board the continued retention of Logan Circle as the Fund’s sub-adviser and the approval of the New Sub-Advisory Agreement with Logan Circle. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for the Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was Logan Circle retained as sub-adviser for the Fund?

A.	The material terms of the New Sub-Advisory Agreement are identical to the material terms of the prior sub-advisory agreement between Logan Circle and TAM (the “Prior Sub-Advisory Agreement”). The fees and expenses associated with the New Sub-Advisory Agreement are not changing with the approval of the New Sub-Advisory Agreement. In addition, the quality of the services that Logan Circle provides for the Fund will not be materially impacted by the acquisition. Logan Circle retains the same investment processes, key personnel and other support systems as under the Prior Sub-Advisory Agreement. After full and complete discussion, the Board approved the continued retention of Logan Circle as the Fund’s sub-adviser and the New Sub-Advisory Agreement. The key factors considered by the Board are discussed later in this Information Statement.

INFORMATION STATEMENT

At a meeting of the Board held on September 13-14, 2017, the Board approved, at TAM’s recommendation, a new sub-advisory agreement for the Fund as described below, effective upon the closing of the transaction.

The prior sub-advisory agreement between Logan Circle and TAM dated August 31, 2011, as amended (the “Prior Sub-Advisory Agreement”), terminated automatically when Logan Circle was purchased by MetLife on September 15, 2017. The transaction constituted an “assignment” of the Prior Sub-Advisory Agreement between Logan Circle and TAM under the 1940 Act. The assignment resulted in the automatic termination of the Prior Sub-Advisory Agreement, giving rise to the necessity for the Board to approve, at an in-person meeting, a new sub-advisory agreement between TAM and Logan Circle with respect to the Fund (the “New Sub-Advisory Agreement”).

THE FUND AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Fund pursuant to a Management Agreement (the “Management Agreement”) dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 7-8, 2017. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides the Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Fund under the Management Agreement are not expected to change in light of the transaction.

No officer or Board Member of the Fund is a director, officer or employee of Logan Circle. No officer or Board Member of the Fund, through the ownership of securities or otherwise, has any other material direct or indirect interest in Logan Circle or any other person controlling, controlled by or under common control with Logan Circle. Since the Record Date, none of the Board Members of the Fund has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Logan Circle or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Logan Circle has served as sub-adviser to the Fund since its inception on August 31, 2011. Logan Circle provided sub-advisory services to the Fund pursuant to the Prior Sub-Advisory Agreement between TAM and Logan Circle. Logan Circle was responsible for sub-advising the assets of the Fund in a manner consistent with the terms of the Prior Sub-Advisory Agreement and the investment objective, strategies and policies of the Fund. The Prior Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Board Members, on June 7-8, 2017.

As discussed below under the caption “Evaluation by the Board,” the Board authorized TAM to enter into the New Sub-Advisory Agreement with Logan Circle on behalf of the Fund, effective upon the closing of the transaction.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

There are no material differences between the terms of the Prior Sub-Advisory Agreement and those of the New Sub-Advisory Agreement. The sub-advisory fee rates payable by TAM to Logan Circle have remained the same under the New Sub-Advisory Agreement. A description of the sub-advisory fee rates appears below under the caption “Sub-Advisory Fees.” The New Sub-Advisory Agreement was approved by the Board on September 13-14, 2017 and became effective as of September 15, 2017.

Under the terms of the New Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, Logan Circle shall regularly provide the Fund, with respect to such portion of the Fund’s assets as shall be allocated to Logan Circle by TAM from time to time (the “Allocated Assets”), with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to Logan Circle. The Prior Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement provides that Logan Circle will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Fund within the meaning of Section 28(e) of the Securities Exchange Act of 1934, and/or to any other fund or account over which Logan Circle or its affiliates exercise investment discretion. The New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, Logan Circle may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Logan Circle has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Logan Circle’s overall responsibilities with respect to the Fund and to other funds and clients for which Logan Circle exercises investment discretion. The Board may adopt policies and procedures that modify and restrict Logan Circle’s authority regarding the execution of the Fund’s portfolio transactions. The Prior Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement provides that it: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon written notice to Logan Circle, without the payment of any penalty; (iii) may be terminated at any time by Logan Circle upon 60 days’ written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of Logan Circle. The Prior Sub-Advisory Agreement contained the same provisions.

As compensation for the services performed by Logan Circle under the New Sub-Advisory Agreement, TAM shall pay Logan Circle out of the management fee it receives with respect to the Fund, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As described below under the caption “Sub-Advisory Fees,” the compensation Logan Circle receives from TAM under the New Sub-Advisory Agreement is the same as it received under the Prior Sub-Advisory Agreement.

The New Sub-Advisory Agreement requires that Logan Circle, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by any of them and reasonably available to Logan Circle relating to the services provided pursuant to the New Sub-Advisory Agreement, including such information that the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement states that Logan Circle shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that Logan Circle is not protected against any liability to TAM or the Fund to which Logan Circle would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement provides that, unless otherwise advised in writing by TAM, Logan Circle shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with Logan Circle’s proxy voting policies and procedures without consultation with TAM or the Fund. The Prior Sub Advisory Agreement contained the same provisions.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The summary of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

Under the Management Agreement, the Fund pays TAM on an annual basis the following management fee based on its average daily net assets:

First $400 million	0.63%
Over $400 million	0.61%

The net assets are equal to the market value of the Fund. Fees are accrued daily and paid by the Fund monthly. As of October 31, 2017, the net assets of the Fund were $936,441,433.

SUB-ADVISORY FEES

The sub-advisory fees to be paid by TAM to Logan Circle have not changed in connection with the transaction involving Logan Circle and the New Sub-Advisory Agreement’s fee schedule is identical to that of the Prior Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, TAM (not the Fund) pays Logan Circle the following sub-advisory fees for its services with respect to the Fund’s average daily net assets on an annual basis:

First $250 million	0.22%
$250 million and up to $400 million	0.19%
Over $400 million	0.18%

The following table shows the management fees paid to TAM and Sub-Advisory fees paid by TAM to Logan Circle for the fiscal year ended October 31, 2017.

Management Fees Payable to TAM (prior to waivers/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to Logan Circle
$4,798,045.77	$0	$4,798,045.77	$1,513,762.54

INFORMATION REGARDING THE SUB-ADVISER

Logan Circle, a subsidiary of MetLife, has been a registered investment adviser since 2007. As of September 30, 2017, Logan Circle has approximately $36.9 billion in total assets under management. Logan Circle’s principal business address is 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Todd Howard, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle international strategies

Scott Moses, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle emerging markets fixed income strategies

Management and Governance

Listed below are the names, positions and principal occupations of the principal executive officers of Logan Circle as of October 31, 2017. The principal address of each individual as it relates to his or her duties at Logan Circle is the same as that of Logan Circle unless otherwise noted.

Name	Position with Logan Circle Partners, LP
Jude Driscoll	Chief Executive Officer
Joseph Pollaro	Chief Operating Officer
Michael Yick	Chief Financial Officer and Treasurer

Management Activities. Logan Circle acts as adviser or sub-adviser, as indicated, for the following registered investment company with investment objectives similar to the Fund:

Comparable Fund for which Logan Circle serves as Adviser or Sub-Adviser	Assets Managed by Logan Circle (as of October 31, 2017)	Advisory or Sub-advisory Fee Paid to Logan Circle (annually)
Principal Funds Global Diversified Income Fund (Sub-Adviser)	$1,097,793,166	First $250 million 0.35% Next $750 million 0.30% Assets Over $1 billion 0.20%

EVALUATION BY THE BOARD

At a meeting of the Board held on September 13-14, 2017, the Board considered the continued retention of Logan Circle as the Fund’s sub-adviser. Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement were reasonable and in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members requested and received from TAM and Logan Circle certain materials and information in advance of their meeting at which the New Sub-Advisory Agreement was approved. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a) that Logan Circle would remain the sub-adviser to the Fund and that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Logan Circle to the Fund and its investors, including compliance services;

(b) that Logan Circle expects to retain the same investment processes, key personnel and support systems following the transaction;

(c) that Logan Circle is an experienced and respected asset management firm and TAM believes that Logan Circle will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of Logan Circle, investment personnel, and the sub-advisory services Logan Circle currently provides to the Fund; and

(d) that the New Sub-Advisory Agreement will not result in any change in the rate of sub-advisory fees payable to Logan Circle by TAM.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Logan Circle under the New Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Logan Circle regarding the operations, facilities, organization and personnel of Logan Circle, that Logan Circle would remain the sub-adviser to the Fund, as well as the sub-advisory services provided by Logan Circle under the Prior Sub-Advisory Agreement. The Board Members noted that no changes were being proposed to the Fund’s principal investment strategies. The Board Members considered that TAM and Logan Circle have advised the Board Members that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Logan Circle to the Fund and its investors, including compliance services. The Board Members considered that Logan Circle is an experienced and respected asset management firm that is expected to benefit from the combination of resources once the transaction is completed. In addition, the Board noted that TAM believes that, following the transaction, Logan Circle will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on the assessment of Logan Circle, investment talent and the sub-advisory services currently being provided by Logan Circle to the Fund.

The Board Members noted Logan Circle’s past performance, investment management experience, capabilities and resources. Further, they also noted that it is expected that, after the transaction, the current portfolio managers and their respective investment teams of the Fund will continue to sub-advise the Fund by employing the same investment processes and will continue to have access to the same support systems.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Logan Circle under the New Sub-Advisory Agreement, the Board Members concluded that Logan Circle is capable of providing sub-advisory services to the Fund that are appropriate in scope and extent in light of the proposed investment programs for the Fund.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the New Sub-Advisory Agreement noting that the proposed sub-advisory fee schedule payable by TAM to Logan Circle is the same as the fee schedule in the Prior Sub-Advisory Agreement. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fee to be received by Logan Circle under the New Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

It was noted that the terms of the New Sub-Advisory Agreement had been negotiated at arm’s-length between TAM and Logan Circle, and that the Board had reviewed Logan Circle’s estimated profitability under the Prior Sub-Advisory Agreement in June of 2017, and would consider Logan Circle’s estimated profitability under the New Sub-Advisory Agreement in June of 2018 in connection with the proposed renewal of the agreement.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedule and the existence of breakpoints in the sub-advisory fee schedule. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to Logan Circle in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Logan Circle from its relationship with the Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Logan Circle, and that Logan Circle may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interest of the Fund and its investors and unanimously approved that the New Sub-Advisory Agreement take effect upon the closing of the transaction.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of TAM or the Logan Circle for the fiscal year ended October 31, 2017.

ADDITIONAL INFORMATION

TAM, the Trust’s investment manager, Transamerica Fund Services, Inc., the Trust’s transfer agent, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of October 31, 2017, the Board Members and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

As of October 31, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Fund:

Name & Address	Fund Name	Class	Percentage of Class Owned
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Emerging Markets Debt	A	34.06%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Emerging Markets Debt	A	13.62%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	A	9.21%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	A	9.19%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	A	8.25%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Emerging Markets Debt	A	8.14%

Transamerica Asset Management Inc Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Emerging Markets Debt	Advisor	100.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	C	22.17%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Debt	C	13.91%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Emerging Markets Debt	C	11.69%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Emerging Markets Debt	C	9.83%
LPL Financial Omnibus Customer Account 4707 Executive Dr San Diego CA 92121-3091	Transamerica Emerging Markets Debt	C	9.75%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	C	7.95%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	C	7.78%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	C	5.61%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica Emerging Markets Debt	I	39.62%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	I	13.67%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	I	12.05%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	I	7.23%
RBC Capital Markets LLC Mutual Fund Omnibus Processing 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Emerging Markets Debt	I	6.15%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	I	5.10%

Transamerica Asset Allocation—Moderate Growth Portfolio—Investment Account 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	36.80%
Transamerica Asset Allocation—Moderate Portfolio Investment Account 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	33.70%
Transamerica Asset Allocation—Conservative Portfolio—Investment Account 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	20.61%
Transamerica Multi-Manager Alternative Strategies Portfolio—Investment Account 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	5.16%
Fifth Third Bank Ttee FBO Materion Corp 5001 Kingsley Dr Dept 3385 Cincinnati OH 45227-1114	Transamerica Emerging Markets Debt	R6	72.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	R6	16.25%
Transamerica Asset Management Inc Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Emerging Markets Debt	T1	100.00%

Any shareholder who holds beneficially 25% or more of the Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of October 31, 2017, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
Charles Schwab & Co Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Emerging Markets Debt	24,582,151.795	28.74%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds

Tané T. Tyler
Vice President, Associate General Counsel,
Chief Legal Officer and Secretary

December 13, 2017

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

Logan Circle Partners, LP

This Agreement, entered into as of September 15, 2017 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Logan Circle Partners, LP, a Pennsylvania limited partnership (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreements only upon giving 60 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates. During the term of this Agreement, TAM and the Fund authorize the Subadviser to use their legal name or trade name (if any) in a list of Subadviser’s clients in the marketing and promotional materials used by the Subadviser in connection with services offered by it to existing and prospective clients.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director, Investments

LOGAN CIRCLE PARTNERS, LP

By:	/s/ Jude T. Driscoll
Name:	Jude T. Driscoll
Title:	CEO/CIO

SCHEDULE A

Fund	Sub-Adviser Compensation[1]	Effective Date
Transamerica Logan Circle Emerging Markets Debt	0.22% of the first $250 million; 0.19% in excess of $250 million and up to $400 million; and 0.18% in excess of $400 million	September 15, 2017

[1]	As a percentage of average daily net assets on an annual basis.

TRANSAMERICA FUNDS

Transamerica Emerging Markets Debt

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Emerging Markets Debt (the “Fund”). The Fund is a series of Transamerica Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement is to inform shareholders that, on September 15, 2017, Logan Circle Partners, LP (“Logan Circle”) was acquired by MetLife Investment Management Holdings, LLC, a wholly-owned subsidiary of Metlife, Inc. This transaction constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), of the sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Logan Circle with respect to the Fund, resulting in its automatic termination. The Board of Trustees of the Trust approved a new sub-advisory agreement between TAM and Logan Circle prior to the closing of the acquisition, which took effect on September 15, 2017. Logan Circle continues to act as sub-adviser for the Fund under the new sub-advisory agreement. TAM continues to serve as the Fund’s investment manager. The Information Statement provides information regarding the new sub-advisory agreement. Based upon information provided by TAM and Logan Circle, the Board believes this change will have no material effect on the Fund and its investors.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available to review on the Fund’s website at https://www.transamerica.com/system/Images/logan-circle-info-statement_tcm90-98488.pdf until at least April 30, 2018. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.